Exhibit 99.2

Synthesis Energy Systems www.synthesisenergy.com Demonstrating Fuel Flexibility In Commercial Operation 2011 International Pittsburgh Coal Conference Pittsburgh, PA September 12 - 15, 2011 UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries and its ability to diversify, its ability to maintain production from its first plant in the ZZ joint venture, its ability to complete the expansion of the ZZ project, its ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, its ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, the sufficiency of internal controls and procedures and the ability of SES to grow its business as a result of the ZJX and Zuari transactions as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Forward-Looking Statements

About SES

- Global energy & gasification technology company

- Operate in regions with access to low quality coals and biomass
- Multiple paths to value creation
- Three pronged strategy for growth and value creation
- Regional growth platforms

- Headquarters - Houston, Texas
- Asia Business & Engineering Center - Shanghai, China
- NASDAQ: SYMX

SYNTHESIS ENERGY SYSTEMS 3

SES' U-GAS® Gasification Technology

SYNTHESIS ENERGY SYSTEMS

- Based on U-GAS®
- Originated in the United States at the Gas Technology Institute Over 35 years ago
- Flexible design: air-blown, enriched-air, or oxygen-blown operation
- Long solids residence times for high carbon conversion & cold gas efficiency
- Good mixing for even temperature control
- Moderate temperatures result in low cost and high availability
- Simple design results in reliable operation
- Turndown to 30% of syngas design capacity


Syngas
Coal and/or biomass
Fluidizing gases
Air/Oxygen+steam
Ash

U-GAS® licensed from Gas Technology Institute (GTI)

SYNTHESIS ENERGY SYSTEMS 4

Major Process Improvements - SES' Fines Management System ("FMS") Carbon conversion and cold gas efficiency are calculated values. Slagging wet and dry feed gasification calculations based on DOE/NETL-2007/1281 IGGC performance study. Fixed bed gasification calculations based on DOE/NETL 401 / 040607 SNG performance study.

Fuel Flexibility Feedstock Property Tested Range Moisture Content, wt % 1 - 41 Volatile Matter, wt % 3 - 69 Fixed Carbon, wt % 6 - 83 Sulfur, wt % 0.2 - 4.6 Free Swelling Index 0 - 8 Ash Content, wt % <1 - 55% Ash Softening - T1, °F 19,000 - 26,600+ Heating Value, HHV, BTU/lb 5,490 - 13,860 (CHART) Proven on many ranks of coal, coal waste products, & biomass This information should not be interpreted as technical limitations to SES' gasification process. SES evaluates commercial and technical viability of feedstocks on a case by case basis. Recognizing value in fuel switching

Zao Zhuang ("ZZ") - Shandong Province JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH) Proven U-GAS(r) performance with successful commercial operation; over 3.5 yrs Designed for 22,000 Nm3/hr of clean syngas on coal washing waste (40 wt% ash) High syngas availability...over 97% average 30% turndown of design syngas rate Demonstrated on high ash middlings (55 wt%), ROM bituminous, high ash sub-bit, & lignite Successful third party commercial coal testing Yima Coal Industry Group Inner Mongolian Lignite Ambre Energy Yankuang Yishan Chemical Industry Company ("YYCC") Zao Zhuang Commercial Operations

Phased Approach Feedstock properties evaluationBench scale gasification Pilot scale gasificationCommercial scale gasification

Yima Plant - Henan Province JV with Yima Coal Industry Group (75% Yima / 25% SES) Phase 1 of planned $4B Mazhuang Coal Chemical and Energy Industrial Park Converts 2,400 mtpd coal (up to 45% ash) to 300,000 mtpa methanol equivalent products Syngas generation planned for mid- 2012 Yima Coal Gasification Project

In Summary...

- SES has made significant improvements to the design, operation, and efficiency of the U-GAS® technology and the ZZ Plant
- ZZ Plant continuously demonstrates
  - Fuel flexibility
  - High availability
  - High carbon conversion and cold gas efficiencies
- SES provides customers with *real options*
  - Phased project development
  - Operating flexibility

SYNTHESIS ENERGY SYSTEMS 10